LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS,

EACH DATED AUGUST 1, 2012, OF

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 1, 2012, as supplemented on August 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated December 1, 2011, as supplemented on August 1, 2012 and August 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective September 1, 2012, the following is added after the third sentence of the section labeled “Performance” in the fund’s Summary Prospectus and Prospectus:

Effective September 1, 2012, the fund changed its performance benchmark from the Barclays U.S. Aggregate Index, which is an unmanaged index that is considered representative of the U.S. investment-grade, fixed-rate bond market, to the Barclays U.S. Universal Index, which is a composite index that includes the Barclays U.S. Aggregate Index together with other indexes reflecting the markets for high-yield corporate bonds, 144A securities, Eurodollars, emerging markets securities and commercial mortgage backed securities. The fund’s Manager believes the Barclays U.S. Universal Index is a more appropriate index for the fund since it is broader and more diversified than the Barclays U.S. Aggregate Index, and as a result, will provide shareholders with a better tool for assessing the fund’s success relative to its investment objective and comparable funds.

Effective September 1, 2012, the sections of the fund’s Summary Prospectus and the fund’s Prospectus titled “Management—Portfolio managers” are deleted and replaced with the following text:

Portfolio managers: Stephen A. Walsh, Michael C. Buchanan, Paul Shuttleworth, Gordon S. Brown, Christopher Orndorff and S. Kenneth Leech. Mr. Walsh has been a portfolio manager for the fund since 2006. Mr. Buchanan has been a portfolio manager for the fund since 2007. Mr. Orndorff has been a portfolio manager for the fund since March 2012. Messrs. Shuttleworth, Brown and Leech have been portfolio managers for the fund since September 2012. In addition, Mr. Leech had previously served as a portfolio manager to the fund. These portfolio managers work together with a broader investment management team.

Effective September 1, 2012, the section of the fund’s Prospectus titled “More on fund management—Portfolio managers” is deleted and replaced with the following text:

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Michael C. Buchanan, Paul Shuttleworth, Gordon S. Brown, Christopher Orndorff and S. Kenneth Leech. Mr. Walsh has been a portfolio manager for the fund since 2006. Mr. Buchanan has been a portfolio manager for the fund since 2007. Mr. Orndorff has been a portfolio manager for the fund since March 2012. Messrs. Shuttleworth, Brown and Leech have been portfolio managers for the fund since September 2012. In addition, Mr. Leech had previously served as a portfolio manager to the fund.

Messrs. Walsh, Buchanan and Leech have been employed by Western Asset as portfolio managers for at least the past five years. Messrs. Shuttleworth, Brown and Orndorff have been employed by Western Asset as portfolio managers since 2012, 2011 and 2010, respectively. Prior to joining Western Asset as a portfolio manager, Mr. Shuttleworth was Managing Director, Head of Sterling Fixed Income at BlackRock, Inc. from 2006 to 2011, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011, and Mr. Orndorff was Managing Principal and Executive Committee Member at Payden & Rygel for over 19 years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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